Corporate Presentation July 2020 Exhibit 99.2

Forward-Looking Statements and Other Important Cautions / Industry and Market Data Unless the context indicates otherwise, the terms “Organogenesis,” “Company,” “we,” “us” and “our” refer to Organogenesis Holdings Inc. (formerly known as Avista Healthcare Public Acquisition Corp.), a Delaware corporation, and its subsidiaries. References in this presentation to the “Business Combination” refer to the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 17, 2018, which transactions were consummated on December 10, 2018. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts of future events. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements relating to the Company’s expected revenue for fiscal 2020 and the breakdown of such revenue in both its Advanced Wound Care and Surgical & Sports Medicine categories as well as the estimated revenue contribution of its PuraPly products and non-PuraPly products and statements related to ongoing clinical trials and the expected launch dates for new products. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the Company has incurred significant losses since inception and anticipates that it will incur substantial losses for the foreseeable future; (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s ability to raise funds to expand its business; (6) the impact of any changes to the reimbursement levels for the Company’s products and the impact to the Company of the loss of preferred “pass through” status for PuraPly AM and PuraPly on October 1, 2020; (7) the Company’s ability to maintain compliance with applicable Nasdaq listing standards; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (10) the Company’s ability to complete the relaunch of Affinity and to maintain production in sufficient quantities to meet demand; and (11) other risks and uncertainties described under the caption "Risk Factors" in Item 1A (Risk Factors) of the Company’s Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended March 31, 2020 including risks related to the coronavirus (COVID-19) pandemic. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information.

Use of Non-GAAP Financial Measures This Company has presented the following measures that are not measures of performance under accounting principles generally accepted in the United States (“GAAP”): EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and these measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities (including net cash used in operating activities and purchases of property and equipment) as a measure of our liquidity. EBITDA as used herein is defined as net income (loss) attributable to Organogenesis Holdings Inc. before depreciation and amortization, net interest expense and income taxes and the Company defines Adjusted EBITDA as EBITDA, further adjusted for the impact of certain items that the Company does not consider indicative of its core operating performance. These items may include non-cash equity compensation, mark to market adjustments on the Company’s warrant liabilities, change in fair value of interest rate swaps and its contingent asset and liabilities, write-off of deferred offering costs, merger transaction costs related to the Business Combination and a loss on the extinguishment of debt. The Company presented Adjusted EBITDA in this presentation because it is a key measure used by the Company’s management and Board of Directors to understand and evaluate the Company's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the Company's management believes that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of the Company’s business. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Adjusted EBITDA, and other non-GAAP measures differently, and therefore the Company’s EBITDA, Adjusted EBITDA, and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of Non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Appendix. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable GAAP equivalent. Some of these limitations are: Adjusted EBITDA excludes stock-based compensation expense, as stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; Adjusted EBITDA excludes depreciation and amortization expense and, although these are non-cash expenses, the assets being depreciated may have to be replaced in the future; Adjusted EBITDA excludes net interest expense, or the cash requirements necessary to service interest, which reduces cash available to us; Adjusted EBITDA excludes the impact of the changes in the fair value of our warrant liability and our contingent consideration forfeiture asset; Adjusted EBITDA excludes the write-off of deferred offering costs in connection with an abandoned public offering, as well as merger transaction costs, consisting primarily of legal and professional fees; Adjusted EBITDA excludes the loss of extinguishment of debt, which is a non-cash loss related to the write-off of unamortized debt issuance costs upon repayment of affiliate and third-party debt, and related prepayment penalties; Adjusted EBITDA excludes the advisory, legal, and professional fees incurred in connection with the warrant exchange transactions; Adjusted EBITDA excludes income tax expense (benefit); and Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Key Company Highlights Notes: Includes studies yet to publish data and retrospective projects. Number of facilities that have ordered products in 2019. 12 months ended 3/31/20 gross margin. 200+ Publications reviewing Organogenesis products 15 Ongoing studies(1) 4 Robust Clinical Data Supporting Products 1 Attractive End Markets $6Bn+ Surgical & Sports Medicine Market (S&SM) $8.9Bn+ Advanced Wound Care Market (AWC) 3 Proven R&D Engine with Deep Pipeline Pipeline products recently launched or expected to in next 2 years 7 Differentiated and Comprehensive Suite of Products 2 ~275 Direct Sales Representatives 450k+ Square feet across 4 dedicated facilities 3,200+ Healthcare facilities served in 2019(2) ~165 Independent Agencies 5 Established and Scalable Infrastructure 6 Rapidly Scaling Business with Multiple Levers for Growth 71% Gross margin(3) Financial targets (‘18 – ‘22): Low-teens sales growth Low 70s gross margin Adj. EBITDA breakeven by 2022E $266mm LTM 03/31/20A revenue Growth Drivers: Organic end market growth New product introductions Manufacturing expansion & efficiencies M&A / in-licensing opportunities 7 made up of: Launched – XT, PuraForce Pipeline – TransCyte, Biosynthetic Burn Wound Matrix, MZ, Lyophilized Cord, NovaChor 15 includes NetHealth retrospective comparative studies

Experienced Leadership with Track Record of Execution Name/Title Background Information Gary Gillheeney, Sr President & Chief Executive Officer 25+ years in senior leadership positions in both public and private organizations Served as President and CEO of Organogenesis since 2014 18 years at Organogenesis; also served as COO and CFO Recognized as one of Ernst & Young’s 2009 “Entrepreneur of the Year“ Innovative Clinical Solutions Tim Cunningham Chief Financial Officer Earlier career in public accounting with Big 4 accounting firms followed by 20+ years leading Finance in private equity and venture backed companies to an IPO or a sale Certified Public Accountant 4 years at Organogenesis Patrick Bilbo Chief Operating Officer 26 years with Organogenesis Previously held management and research positions at Hologic, Stryker, and Harvard Medical School Lori Freedman VP and General Counsel 15+ years as public company general counsel and business development executive Most recently VP Corporate Affairs, General Counsel & Secretary of pSivida Corp. with earlier career at McDermott, Will & Emery Antonio Montecalvo VP, Health Policy and Contracting 17 years with Organogenesis 6 years experience of Provider contracting with UnitedHealth and 7 years public accounting experience with large local public accounting firms Brian Grow Chief Commercial Officer 16 years with Organogenesis Previously spent 3 years at Novartis / Innovex and 1 year at Bristol-Myers Squibb

Track Record Since Business Combination Current Position Product Portfolio Financial Performance Operations/ Customers 9 Commercialized Products 5 Pipeline products 2 Market-expanding BLA programs Consolidated Clinical Operations & Initiated Studies 215 Sales Reps 130 Independent Agencies 3,000 Healthcare facilities served 2018 Revenue: $193mm Gross Margins: 64% Adjusted EBITDA: ($36)mm LTM 03/31/20 Revenue: $266mm Gross Margins: 71% LTM 03/31/20 Adjusted EBITDA: ($22)mm 275 Sales Reps 165 Independent Agencies 3,200+ Healthcare facilities served 11 Commercialized Products 5 Pipeline products 2 Market-expanding BLA programs 200+ publications; 15 ongoing studies 600+ BPS(3) 23% Growth(2) Notes: As of 12/31/2018 Represents growth from LTM 03/31/19 revenue. Represents margin improvement from 2018A. Commercialized Products: 2018: PuraPly, PuraPlyAM, Apligraf, Dermagraft, Affinity, NuShield, NuCel, ReNu, Matrix Current: PuraPly, PuraPlyAM, PuraPlyAM XT, Apligraf, Dermagraft, Affinity, NuShield, NuCel, ReNu, Matrix, PuraForce Pipeline: In 2018 we had Transcyte, XT, MZ, Novachor & PuraForce Today we have Transcyte, Lyophilized Cord, Novachor, MZ, Biosynthetic Burn Wound Matrix Business Combination @ 12/10/2018(1)

Preliminary Q2 Revenue Results Net revenue of between $68.0 million and $68.6 million for the three months ended June 30, 2020, up 5% to 6% compared to net revenue of $64.9 million for the three months ended June 30, 2019.  Net revenue is based upon: Net revenue from Advanced Wound Care products of between $59.7 million and $60.1 million, up 8% to 9% year-over-year. Net revenue from Surgical & Sports Medicine products of between $8.3 million and $8.5 million, down 13% to 15% year-over-year. Net revenue from the sale of PuraPly products of between $27.7 million and $28.1 million for the three months ended June 30, 2020, down 5% to 7% year-over-year. 2Q 2020 Preliminary Revenue Summary

Large and Growing Target Markets

Key Drivers of Skin Substitute Market Include: Physician and payer education about the effectiveness and benefits of these products Clinical data Overall growth of Advanced Wound Care market driven by aging demographics and increase in co-morbidities such as diabetes, obesity, etc. Notes: BIS Research; Global Advanced Wound Care Market (2019). Report covers global market. BioMed GPS SmartTrak (2019). Report covers US market. Skin Substitutes is a Fast-Growing, Under-Penetrated Segment of the Advanced Wound Care Market Skin Substitute Sub-Market(2) AWC Market(1) Skin Substitutes Biologics Other Negative Pressure Wound Therapy Advanced Wound Dressing Less than 5% of addressable wounds are treated with skin substitutes(2) ~$8.9+ Billion Mid-single digit growth CAGR: 15%

Bone Fusion Chronic Inflammatory And Degenerative Conditions ~$6Bn+ Market Growing ~8% Annually Tendon and Ligament Injuries ~$2.4Bn(1) Market size ~$1.0Bn(2) Market size ~$2.7Bn(1) Market size Includes spine fusion surgery and other bone graft substitutes Includes rotator cuff and achilles tendon repairs Includes osteoarthritis (OA), tendonitis, plantar fasciitis ~667k Spine fusions annually in the U.S. ~250k Rotator cuff repairs and ~40k Outpatient achilles tendon repairs in the U.S. annually OA affects ~27mm in the U.S. Surgical & Sports Medicine Market Is An Underserved, High-Growth Market Notes: Technavio (2018), Global Orthobiologics Market Report. Technavio (2015), Global Regenerative Medicine Market Report, retrieved September 26, 2017, from EMIS Professional Database.

Broad and Comprehensive Product Portfolio

Notes: Except 3rd degree burns. Affinity production suspended in Q1 2019, product launch anticipated in H1 2020. Minimal sales in AWC. Comprehensive and Differentiated Commercial Product Portfolio Advanced Wound Care Only AWC / S&SM Surgical & Sports Medicine Only Clinical Application: Orthopedic surgical procedures including bone fusion Regulatory Pathway: 361 HCT/P (Pursuing BLA for Biologic status) Clinical Application: Chronic inflammatory and degenerative conditions; soft tissue injuries such as tendinosis and fasciitis Regulatory Pathway: 361 HCT/P (Pursuing BLA for Biologic status) Clinical Application: Venous leg ulcers Diabetic foot ulcers Regulatory Pathway: PMA Clinical Application: Diabetic foot ulcers Regulatory Pathway: PMA Clinical Applications: Chronic and acute wounds (1) Surgical treatment of open wounds Regulatory Pathway: 510(k) Clinical Application: Chronic and acute wounds Tendon, ligament and other soft tissue injuries Regulatory Pathway: 361 HCT/P Clinical Application: Chronic and acute wounds Tendon, ligament and other soft tissue injuries Regulatory Pathway: 361 HCT/P (2) Pursuing BLA approval to meet FDA requirements and to unlock significant commercial opportunity Unique and broad applications across both markets PMA approval and robust clinical data set differentiates products and facilitates private payor coverage and reimbursement (3)

Our Products Cover a Wide Range of Addressable Wounds Benefits of Broad AWC Portfolio Ability to Treat a Wide Range of Wounds Complete product portfolio serves as a key competitive advantage PuraPly AM is the only first line antimicrobial skin substitute with PHMB(1) for all wounds(2) Apligraf (DFUs and VLUs) and Dermagraft (DFUs) are PMA-approved products for complex wounds Serves wide range of health care customers Enables IDN / GPO contracting Facilitates patient-specific treatment protocols Robust mind share among customers Combination of PMA-approved, 510(k) and 361 HCT/P products diversifies revenue and reimbursement mix Chronic Wounds: VLUs, DFUs and Pressure Ulcers Acute Wounds: Traumatic Wounds and Burns Notes: Polyhexamethylene biguanide. Except 3rd degree burns.

Differentiated Amniotic Portfolio Supported by Clinical Data Hemostatic phase Our Products Treat Wounds Across All Stages Notes: Except 3rd degree burns. Matrix metalloproteinases. Only First Line Antimicrobial Skin Substitute with PHMB for All Wounds(1) PMA-Approved Products for Complex DFUs and VLUs TIME Inflammatory Proliferative Remodeling Why Wounds Stall in the Inflammatory Phase: Bacterial bioburden & contamination Protease activity (e.g., MMPs(2) ) Inflammatory cells & cytokine activity Impaired cellular signaling (DFUs & VLUs) (DFUs)

We Have a Broad and Unique Portfolio in the Skin Substitute Market Products Skin Sub Skin Sub-Sheet/Flowable Skin Sub Honey ,TCC (cast), Dressings Skin Sub, Enzymatic Debrider, PDGF, NPWT, Dressings Skin Sub, Ultrasonic Debrider Skin Sub-Sheet/Flowable Skin Sub-Sheet/Flowable Human Cellular Bioengineered Graft ü Xenograft / Antimicrobial ü ü Xenograft ü ü ü ü Allograft ü ü ü ü ü ü PMA / BLA Approved Products 4 0 1 1 0 0 0 Note: Includes Gintuit. (1)

Products Amniotic Membrane, Amniotic Suspension, Xenograft Amniotic Membrane, Amniotic Suspension Dermal Template, Amniotic Membrane, Amniotic Suspension, Tendon Reinforcement, Collagen Sheets and Powders Amniotic Membrane, Tendon Reinforcement Orthobiologics Orthobiologics Orthobiologics, Tendon Reinforcement, Amniotic Suspension, Amniotic Membrane Platelet Rich, Plasma Solutions Hyaluronic Acid Injections Spine Fusion ü ü ü Extremity Fusion ü ü ü Tendon Repair ü ü ü ü ü ü OA Degenerative ü ü ü ü ü Acute Surgical Wound ü ü ü ü ü Multiple Multiple We Have a Broad Portfolio in the Surgical & Sports Medicine Market

Growth Strategy

Strategic Initiatives & Catalysts for Growth Launch new products and invest in R&D Penetrate additional sites of care Continue sales force expansion and optimization Pursue strategic M&A and in-licensing to leverage commercial infrastructure Continue to build compendium of clinical data Manufacturing and infrastructure enhancements to improve gross margins Expand payor and provider contracting efforts Anticipated Growth Drivers Relaunch/commercial ramp of Affinity product throughout 2020 Launch PuraPly XT and various PuraPly AM (PPAM) line extensions (New Sizes) Proactive management of PuraPly pass-through status Near-Term Launch NovaChor and other new placental products Enter burn market with the launch of a burn portfolio (TransCyte, Biosynthetic Burn Wound Matrix, Etc.) Medium-Term (2021 – 2022) Pursue BLA approvals for ReNu and NuCel for label indications and reimbursement Develop, in-license and/or acquire additional pipeline products Long-Term (2023+) Key Pillars of Growth Strategy

Robust Product Pipeline Product Potential Timeline for Commercial Launch Product Description / Enhancement 2019 2020 Medium-Term (2021 – 2022) Long-Term (2023+) Enhanced thickness and PHMB content Allows for sustained presence of the antimicrobial barrier in the wound Bioengineered porcine collagen surgical matrix High biomechanical strength per unit thickness Micronized particulate version of PuraPly Allows application in powder or gel form to deep and tunneling wounds Fresh chorionic membrane containing viable cells, growth factors/cytokines, and extracellular matrix (ECM) protein Received Q-code (Q4194), effective 1/1/2019 Bioengineered tissue scaffold that promotes burn healing Provides an outer protective barrier for bioactive dermal components, increases re-epithelialization and pain relief Biosynthetic wound matrix designed as a temporary covering for burn wounds prior to grafting or bioactive therapies. Provides a synthetic semipermeable barrier to manage severe wounds Manages complex chronic and acute wounds; as well as can act as a barrier to support healing in surgical soft tissue procedures Thick and strong characteristics, room temp storage with long-shelf-life Continued development of fresh and dehydrated placental products Acquisition opportunities to diversify portfolio to address additional clinical and market opportunities Continued data generation and BLA approval expected to drive step-function sales growth in large and underserved market Commercial pilot launch in 2015 through 361 HCT/P pathway BLA approval expected to improve reimbursement backdrop and facilitate increased utilization Commercially launched in 2009 through 361 HCT/P pathway Notes: Product already launched on small scale. (1) BLA approval BLA approval Line-Extensions New Launches BLA Approval (1) Diversify revenue and reimbursement mix Entry into burn market Biosynthetic Burn Wound Matrix Lyophilized Cord Recently Launched Other Placental Products

PuraPly – The Leader in Skin Substitute / Antimicrobial Space Proven Clinical Outcomes Use of PuraPly AM in the management of bioburden and treatment of chronic, nonhealing wounds Study duration of 24 weeks and primary efficacy analyzed at 12 weeks; n=63 Baseline wound statistics: Wound area (median): 6.5 cm2 Wound duration (mean): 4 months All wound types studied(2) Study Background(3) Note: Except 3rd degree burns. 29% venous ulcers; 22% trauma and laceration; 16% post surgical wounds; 13% pressure ulcers; 10% diabetic ulcers; 10% other. Bain et al. (2019). (2019). Effect of Native Type I Collagen with Polyhexamethylene Biguanide Antimicrobial on Wounds: Interim Registry Results. Plastic and reconstructive surgery. Global open, 7(6), e2251. doi:10.1097/GOX.0000000000002251. AWC / S&SM Mean time to complete closure: 5.0 weeks Patented, purified native porcine collagen matrix embedded with a broad spectrum antimicrobial “Pass-through” reimbursement status until 9/30/2020 Only first line antimicrobial skin substitute with PHMB for all wounds(1) Provides 3 Key Clinical Benefits: Collagen matrix creates a durable biocompatible scaffold which promotes healing Effective barrier against a wide array of microorganisms Antimicrobial agent (PHMB) is known to inhibit the formation of biofilm on wound surfaces (biofilm management provides necessary support to proceed to wound closure) 1 2 3 Product Description

Five-layer, native, cross-linked ECM+broad spectrum PHMB antimicrobial barrier for larger more complex wounds Cross-linked ECM resists degradation in wounds, supporting persistence between debridements 1 A five-layer ECM maximizes surface area for PHMB saturation 2,3,4 PHMB proactively disrupts bioburden 2,3,5 and has high tissue compatibility and low cytotoxicity 5,6,7 XT is supplied dry in sheet form, packaged in sterile, sealed single pouches for most wound types 2 PuraPly XT – Launched February 2020 Clinical Support Product Description Indications Size & SKUs AWC / S&SM

Measures Taken to Position PuraPly Post Pass-Through Other Organogenesis Growth Drivers Expected to Offset Impact of PuraPly Proactive Measures Taken With PuraPly Increased penetration in physician offices, where PuraPly is reimbursed at cost-plus New smaller, lower-priced SKUs under bundle price Invested in clinical data to facilitate private payor coverage Introduction of innovative line extensions: PuraPly XT and new sizing options Pass-Through Situation Overview PuraPly benefits from “pass-through” reimbursement specific to outpatient wound care centers and ASC CMS provides additional reimbursement above the procedure’s bundled payment for certain products Pass-through status ended (temporarily) on 12/31/17 Pass-through status restored effective Oct. 1, 2018 through Sep. 30, 2020 Affinity relaunch in H1 2020 hits stride in 2021 New revenue stream from TransCyte in medium term Non-PuraPly revenues grew at a 22% CAGR from 2017 to 2019 Continued sales force expansion and customer growth Robust growth in S&SM channel Launch of NovaChor into the Hospital Outpatient setting/SSM markets 1 2 3 1 2 3 4 PuraPly is now well-established and regarded in the marketplace with increasing physician adoption and penetration PuraPly is well positioned for robust revenue growth following initial dip Notes: Subject to regulatory approval.

Unique Fresh amniotic membrane containing many types of viable cells, growth factors/cytokines, and ECM proteins Manages chronic and acute wounds, as well as tendon, ligament and other soft tissue injuries Only fresh amniotic membrane and one of only a few amniotic tissue products containing viable amniotic cells Production resumed in Q1 2020 after moving to new contract manufacturer Relaunch/Commercial ramp in progress (2020) Product demand grew from first launch in 2014 and sales continued to increase through 2018 Expected to be source of organic growth in 2020 and 2021 Affinity – Relaunch/Commercial Ramp in 2020 AWC / S&SM Clinical Support Product Description Proven Market Demand Demonstrated Clinical Results(1)(2) Broadly Improved Wounds Compared to SoC(2) % of DFU wounds closed Affinity & SoC (N=38) Standard of Care (SoC) (N=38) Note: Adjusted Cox Analysis. Serena et al. (2019). A randomized controlled clinical trial of a hypothermically stored amniotic membrane for use in diabetic foot ulcers. Journal of comparative effectiveness research, (0).

Next in line for our advanced fresh tissue technology Hypothermically stored chorion membrane containing many types of viable cells, growth factors/cytokines, and ECM proteins Manages chronic and acute wounds; as well as surgical deep and tunneling wounds Maintains cell viability through expiration Thicker graft with no orientation requirements and improves handling Commercial launch planned for 2021 Expected to be source of organic growth in 2021 and 2022+ NovaChor – Expected Commercial Launch 2021 AWC / S&SM Clinical Support Product Description Note: Data on file Presence Key Factors1 Growth Factors, Cytokines, and Protease Inhibitors1 HA HGF IGF-1 H&E pg/cm2

Lyophilized Cord Membrane Lyophilized umbilical cord membrane (UCM) retaining the native collagen and hyaluronic acid-rich extracellular matrix (ECM), and growth factors found in placental tissue. Indicated as wound cover to manage chronic and acute wounds, and as a barrier in surgical soft tissue procedures Design objective is to develop a room temperature stable graft with a 2 year shelf life Thicker and more porous than dehydrated amnion/chorion membranes1 Planning to initiate large scale RCT for chronic wounds in early 2021 Product Description H&E Processing Preserves Native Tissue Structure1 More HA Content1 mg/cm2 Note: Data on file AWC / S&SM

NuShield – Versatile Tissue Graft Covering Full Spectrum of Acute & Chronic Wounds AWC / S&SM Product Description Dehydrated placental tissue graft that is topically or surgically applied to target tissue Recent robust growth driven by leveraging Organogenesis commercial infrastructure Product highlights: More complete, more versatile dehydrated Allograft skin substitute Biologic characteristics support health of soft tissue defects, especially in difficult to heal locations or challenging patient populations Unimpeded growth anticipated in the near-term following resolution of supply constraints in 2019 Proven to Close Wounds(1) % of wounds closed 1 2 Note: Caporusso et al. (2019). Clinical experience using a dehydrated amnion/chorion membrane construct for the management of wounds. Wounds: a compendium of clinical research and practice, 31(4 Suppl), S19-S27.

Pursuing BLA Approval for ReNu to Open Up Large and Growing Market Opportunity Product Description Cryopreserved suspension of amniotic fluid cells and morselized amnion tissue from the same donor Formulated for office use (injection) Primary application is treatment of Knee Osteoarthritis (OA) for reduced pain and improved function Multiple additional applications for soft tissues including Hip OA and joint and tendon injuries, such as tendinosis and fasciitis Product already being sold in market today First launched in 2015 Predominantly cash pay Significant reimbursement potential unlocked through BLA pathway Currently registered as a 361 HCT/P BLA Registration required to continue to market the product long-term Initial 200 patient trial completed for BLA program; Phase III study to be initiated in 2020 Market Opportunity Note: Technavio (2018), Global Orthobiologics Market Report; market opportunity represents global market for viscosupplements which are intra-articular injections of hyaluronic acid. S&SM ~27mm Americans with OA driven by aging, obesity and sports injuries ~$2.4bn Market opportunity for HA injection treatment options(1) 7.3% Market growth for HA injections(1)

Clinical Data suggests improved patient outcomes Notes: Farr et al. (2019). A Randomized Controlled Single-Blind Study Demonstrating Superiority of Amniotic Suspension Allograft Injection Over Hyaluronic Acid and Saline Control for Modification of Knee Osteoarthritis Symptoms. Journal of Knee Surgery. DOI: 10.1055/s-0039-1696672. Clinical significance in Knee Osteoarthritis outcome compared to commercially available Hyaluronic acid (“HA”) and placebo (Saline) over 6 months Less pain and demonstrated improvements in patient-reported outcomes Patient-blinded, randomized, controlled clinical trial had an enrollment of 200 adult patients (ReNu = 68 patients, HA = 64 patients and saline = 68 patients) Reformat chart with company backup data S&SM Reformat chart with company backup data Reformat chart with company backup data Visual Analogue Scale (VAS) Average ± standard deviation reported for VAS overall pain ReNu Lower Pain Scores(1) * P < 0.01 # P < 0.01 Visual Analogue Scale (VAS) Average ± standard deviation reported for VAS overall pain ReNu *** p < 0.001 Higher Response Rate(1) *** Responder Rate ReNu vs. HA ReNu vs. HA, Saline ReNu vs. HA, Saline

NuCel – Amniotic-Derived Allograft for Surgical Procedures Surgically implanted allograft derived from human amniotic tissue and amniotic fluid Supports tissue healing in spinal and orthopedic surgical applications (i.e., bone growth and fusion) Launched in 2009 Seeking BLA approval to meet FDA requirements for continued marketing BLA approval expected to improve reimbursement backdrop and facilitate increased utilization Expecting to initiate Phase III clinical trial in Q1-2021 to support BLA program Clinical trials demonstrated an ability to achieve kinematic fusion and effectiveness in treating patients with comorbidities S&SM Product Description Proven to Achieve Kinematic Fusion(1) Study Overview(1) % of patients achieving kinematic fusion Patients received a one or two level lumbar interbody fusion with NuCel Baseline comorbidities were present in 90% of one-level patients and 88% of two-level patients No adverse events related to NuCel were reported Note: Nunley et al. (2016). Preliminary results of bioactive amniotic suspension with allograft for achieving one and two-level lumbar interbody fusion. International journal of spine surgery, 10, 12.

~40,000 burns annually that require hospitalization TransCyte, in our Burn Portfolio, is an Approved Product in an Attractive Market with Limited Competition Product Description Market Opportunity Targeted at 2nd and 3rd degree burns Bioengineered tissue scaffold that promotes burn healing Provides bioactive dermal components and outer protective barrier Increases re-epithelialization and pain relief PMA-approved product supported by robust data; well-regarded by customers Requires manufacturing re-validation to re-launch product Expected launch in medium-term (2021 – 2022) Burn market is sizeable and concentrated Over 60% of U.S. acute hospitalizations related to burn injury were admitted to 128 burn centers(1) Penetrate market with small specialty sales force and open up cross-selling opportunities ~500,000 burns annually that require medical attention ~40,000 burns annually that require hospitalization TransCyte has the ability to address a ~$200mm market opportunity Limited competition opportunity – Currently only one other PMA approved product on the market Advanced Wound Care Notes: American Burn Association. Noordenbos et al (1999). Safety and efficacy of TransCyte* for the treatment of partial-thickness burns. Journal of burn care & rehabilitation, 20(4), 275-281. Mean days to ≥ 90% wound epithelialization Faster Wound Healing(2) We believe TransCyte has the ability to address a ~$200mm market opportunity ~500,000 burns annually that require medical attention

Financial Profile

Attractive Revenue and Margin Profile PuraPly Revenue $62 $109 $70 $127 $25 $33 Ex- PuraPly Revenue $76 $89 $124 $134 $32 $29 % Gross Margin 65% 69% 64% 71% 70% 70% % growth CAGR: 23% (1) Note: PuraPly exited pass-through on 12/31/17 and entered pass-through status again on 10/1/18. ($ in millions) Financial Profile % growth: 8%

Income Statement ($ in millions) 2018 (1) 2019 1Q19 1Q20 Net Revenue $193 $261 $57 $62 % Growth (3)% 35% 61% 8% Gross Profit $125 $185 $40 $43 % Margin 64% 71% 70% 70% Operating Expenses $176 $214 $52 $58 Loss from Operations ($52) ($29) ($12) ($15) Net Loss ($65) ($40) ($16) ($16) Adjusted EBITDA ($36) ($18) ($9) ($13) Note: PuraPly exited pass-through on 12/31/17 and entered pass-through status again on 10/1/18.

Impact of COVID-19 On Organogenesis Business Mix COVID Impact Minimal exposure to elective surgery cancellations / delays Surgical and Sports Medicine only represent ~ 15% of 2019 revenue Advanced Wound Care revenues have stayed comparatively resilient April saw ~29% reduction in revenue Y-O-Y Encouraging trends May - June No disruptions to manufacturing and supply chains Continue to educate customers through virtual sessions Continued spread of the virus (including the current and any future resurgence) and related uncertainty may create significant disruptions including to: (i) demand for products, (ii) the ability of sales representatives to reach healthcare customers, (iii) the ability to maintain staffing levels to support operations, (iv) the ability to continue to manufacture certain products and (v) the reliability of the supply chain

Opportunities to Enhance Margins Through Facility Optimization Canton, MA Birmingham, AL La Jolla, CA Devoted to operations, R&D and manufacturing R&D labs Customer service Headquarters Devoted to manufacturing, shipping, operations and R&D Recent expansion of PuraPly production and logistics Opportunity to maximize physical footprint and manufacturing efficiency overtime Norwood, MA Facility supports QC, warehouse and distribution of amniotic products Stand-alone R&D facility Utilizes contract manufacturing for amniotic products Facility in Norwood, MA (nearby Canton HQ), production expected in 2020 which would drive supply chain efficiencies and enhanced margins GMP production facility with multiple cleanrooms to allow significant production capacity for multiple products Flexible laboratory and office space Amniotic products are currently contract manufactured

Interim and Longer-Term Financial Targets Revenue Growth Gross Margin R&D (% of Net Revenue) SG&A (% of Net Revenue) Adjusted EBITDA Margin >10% High 70’s to 80% 7% Mid 50’s % 15-20% Longer-Term Goal 2022+ Low teens CAGR % High 60’s % to Low 70’s % 6 – 8% Mid 60’s % to Low 70’s % Single digit % loss Interim Target 2018-2021

Appendix

Complete Wound Closure Complete Wound Closure Venous Leg Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Weekly up to 8 applications 64% Relative increase in % of patients achieving complete wound closure Apligraf & Dermagraft – PMA-Approved Products for VLUs and DFUs Products have ~15 years of clinical history Advanced Wound Care PMA approval positions products for private payor coverage and diversifies Company’s revenue mix

Robust Clinical Data Supporting Products: Advanced Wound Care Planned. Based on last patient last visit in the study. Management estimate or date analysis complete. Initiation of the study based on first patient enrolled. Estimated date of first external presentation of primary data ACWHTR: American College of Wound Healing and Tissue Repair; SAWC: Symposium of Advanced Wound Care Product Wound Type Design Completion Date Estimated Data Presentation Date(4) Acute + Chronic Prospective Single Center Controlled Evaluation (N=40) Q4 2018 Publication Q1 2019 Acute + Chronic Prospective Single Center Controlled Prospective Evaluation (N=100) Completed(2) Manuscript Q1 2018 Q1 2020 publication Acute + Chronic PuraPly AM RESPOND Registry - 30 Center Registry Evaluating Real-World Effectiveness of PPAM (N=307) Q2 2019(2) Q4 2019 ACWHTR(5) Q2 2020 SAWC(6) Q2 2020 ISPOR(7) All Wounds Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM for Treatment of wounds (N=1,544) Q3 2019(3) Q2 2020 Diabetic Foot Ulcers (DFU) Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs. Grafix (N=806) Q3 2019(3) Q2 2020 DFU Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs. Theraskin (N=719) Q3 2019(3) Q2 2020 Pressure Ulcers (PU) Prospective Multi-center Randomized Control Trial (RCT) PPAM vs. Standard of Care (SOC) (N=38) Q4 2019(2) Q2 2020 Venous Leg Ulcer (VLU)(1) Prospective Multi-center RCT PPAM vs. SOC (N=200) Q3 2022 Q1 2023 DFU Prospective Multicenter RCT, Affinity vs. SOC (N=100) Q3 2019 Q4 2019 JCER (8) VLU Prospective Study Evaluating Potential Changes in Wound Microenvironment (N=15) Q3 2019 Q4 2019 VLU or DFU(1) Prospective Multicenter RCT, Affinity vs. SOC (N=200) Q2 2022 Q4 2022 DFU CEA, NetHealth EMR Database of Dermagraft vs. Primatrix (N=208) Q3 2019(3) Q3 2019 WPM (9) DFU CEA, NetHealth EMR Database of Dermagraft vs. Grafix (N=1,622) Q3 2019(3) Q4 2019 JCER (8) DFU Prospective Multicenter RCT, NuShield vs. SOC (N=200) Q3 2020(2) Q1 2021 1. Planned. Based on last patient last visit in the study. Management estimate, or date analysis complete. Estimated date of first external presentation of primary data. ACWHTR: American College of Wound Healing and Tissue Repair; SAWC: Symposium of Advanced Wound Care. ISPOR: Int Soc for Pharmacoeconomics and Outcomes J Compar Effective Res 9. Wound Pain Management

Robust Clinical Data Supporting Products: Surgical & Sports Medicine Product  Indication  Design Completion Date(1) Estimated Data Presentation Date(2) Lumbar Spine Vertebral Fusion 57 patient Prospective, Efficacy Study of NuCel in patients Undergoing Fusion for One, Two or Three Level Degenerative Disease of the Lumbar Spine Q2 2020 Q3 2021 Lumbar Spine Vertebral Fusion 200 patient Single-Arm Prospective, Multi-center study of NuCel in patients receiving interbody fusion for one and two level degenerative disease of the lumbar spine Q4 2022 Q3 2023 Hip Osteoarthritis 10 patient Pilot Study of ReNu Hip Injection: Monitoring the Response of Hip Function and Pain in patients with Osteoarthritis Completed Q1 2020 Osteochondral Defect Repair 8 patient Evaluation of the ReNu Amniotic Suspension Allograft after Marrow Stimulation in the Treatment of Osteochondral Defects Q2 2022 Q4 2022 Plantar Fasciitis 150 patient Comparative study of injectable human amniotic allograft (ReNu) versus corticosteroids for Plantar Fasciitis: A Prospective, Randomized, Blinded Study Q2 2021 Q2 2022 Knee Osteoarthritis 200 patient Investigation of ReNu Knee Injection: Response of Knee Function and Pain in patients with Osteoarthritis Q3 2018 Presented at AAOS(3) 2019 Q4 2019 J Knee Surgery Investment enhances sales efforts and reimbursement dynamics Notes: Based on last patient last visit in the study. Estimated date of first external presentation of primary data AAOS: American Academy of Orthopaedic Surgeons

Non-GAAP Reconciliations – Adjusted EBITDA

Non-GAAP Reconciliations – Adjusted EBITDA